UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

May 4, 2010

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota

1-13471	41-1656308

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The pre-trial status conference was held on May 4, 2010 in the lawsuit in United States District Court in Minneapolis, Minnesota, brought by Insignia Systems, Inc. (“Company”), against News America Marketing In-Store Inc. (“News America”), for violations of federal and state antitrust laws and unfair competition laws by News America.  At the conference, the Judge set December 6, 2010, as the starting date for the trial.  The Company expects that the trial will last between one and two months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: May 4, 2010	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer